MARKETABLE SECURITIES AND FAIR VALUE MEASUREMENTS - Summary of Estimated Fair Value of Investments Classified by Contractual Maturity Date (Details) - USD ($) $ in Thousands	Sep. 30, 2022	Dec. 31, 2021
Fair Value Disclosures [Abstract]
Due in 1 year	$ 419
Due in 1-5 years	0
Due in 5-10 years	0
Due after 10 years	0
Total	$ 419	$ 3,808